Saskatchewan

Saskatchewan Ministry of Energy and Resources

TRANSFER OF MINERAL DISPOSITIONS UNDER THE MINERAL DISPOSITION REGULATIONS, 1986

The undersigned does hereby assign and transfer 100% (Specify percentage of interest to be transferred)

interest in mineral disposition number(s):

S-143739

Situated in the Province of Saskatchewan, in NTS map area 73 H/06

in the Southern Mining District

To:

Danny S. Aaron
(please print name of transferee in full)

of 23 Dassen Island Drive,
(please print mailing address of transferee in full)

Plettenberg Bay, 6600, South Africa

Postal Code

Contact Person: Danny Aaron Telephone Number: +27764965865

E-mail Address: dan@drumcafe.com

DATED AT London, in the Province of Ontario,

this 21st day of February, 2012.

Elizabeth McConnor
(Witness)

(Transferor signature) (SEAL)

IF NOT WITNESSED MUST BE SEALED

Duncan Bain
(please print name of transferor)

1) This form must be submitted in duplicate with original signature(s) on both copies.
2) **$30.00 transfer fee for each disposition should accompany this form.**

EM 414B (Revised April, 2010)

AFFIDAVIT OF EXECUTION

(TO BE COMPLETED BY WITNESS)

I Elizabeth McCarron of the
(Name)

City of London in the
(Hamlet, Village, Town, City) (Name of Hamlet, Village, Town, City)

Province of Ontario, ______________
(occupation)

MAKE OATH AND SAY:

1. That I was personally present and did see the within instrument duly signed and executed by Duncan Bain one of the
(Transferor name)

the parties thereto.

2. That the said instrument was executed in the City of
(Hamlet, Village, Town, City)

London in the Province of Ontario
(Name of Hamlet, Village, Town, City)

and that I am subscribing witness thereto.

Commissioner for Oaths/Notary Public

SWORN before me at the City)
of London in the Province of)
Ontario this)
21st day of February)
A.D., 2012.)

Elizabeth McCarron
Witness Signature
(as Shown on Front)

[signature]
Signature of Commissioner for Oaths/Notary Public

A ______________ in and for

the Province of ______________.

My appointment expires ______________.